UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HYPERCOM CORPORATION
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Top of the Schedule

EXPLANATORY NOTE

    This filing relates to a proposed merger between Hypercom Corporation (“Hypercom”) and VeriFone Systems, Inc. (“VeriFone”), pursuant to the terms of an Agreement and Plan of Merger, dated as of November 17, 2010 (the “Merger Agreement”), by and among Hypercom, VeriFone and Honey Acquisition Co.  This filing consists of a letter from Norman Stout, Chairman of the Board of Hypercom, distributed to Hypercom stockholders on January 31, 2011.

Top of the Schedule

January 31, 2011

Dear Stockholder:

We have previously sent to you proxy material for the Special Meeting of Hypercom Corporation stockholders, to be held on February 24, 2011.  Your Board of Directors unanimously recommends that stockholders vote FOR the proposed merger with VeriFone Systems, Inc.

Since approval of the merger requires the affirmative vote of the holders of a majority of the outstanding shares, your vote is important.  If you have not already done so, please vote TODAY by telephone, via the Internet, or by signing, dating and returning the enclosed proxy card in the envelope provided.

Very truly yours,

/s/ Norman Stout

Norman Stout
Chairman of the Board

REMEMBER:
You can vote your shares by telephone, or via the Internet.
Please follow the easy instructions on the enclosed card.

If you have any questions, or need assistance in voting
your shares, please call our proxy solicitor,

INNISFREE M&A INCORPORATED
TOLL-FREE, at 1-888-750-5834.

Top of the Schedule

HYPERCOM CORPORATION
ATTN: DOUGLAS J. REICH, SVP
8888 E. RAINTREE DRIVE, SUITE 300
SCOTTSDALE, AZ 85260

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR proposals 1 and 2.

	For	Against	Abstain
1. To approve and adopt the Agreement and Plan of Merger, dated as of November 17, 2010, by and among Hypercom, VeriFone Systems, Inc., a Delaware corporation, and Honey Acquisition Co., a Delaware corporation and a wholly owned subsidiary of VeriFone, and approve the merger contemplated by the merger agreement	☐	☐	☐
2. To approve the adjournment of the special meeting of stockholders of Hypercom, if necessary, for any purpose, including to solicit additional proxies if there are not sufficient votes to approve and adopt the merger agreement and approve the merger at the time of the special meeting of stockholders of Hypercom	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon all other matters that properly may be presented at the meeting.

For address change/comments, mark here. ☐
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Top of the Schedule

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com.

HYPERCOM CORPORATION
SPECIAL MEETING OF STOCKHOLDERS - February 24, 2011
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Norman Stout and Douglas J. Reich, and each of them, proxies, with power of substitution, acting unanimously and voting, or if only one is present and voting then that one, to vote the shares of common stock of Hypercom Corporation which the undersigned is entitled to vote, at the Special Meeting of Stockholders to be held at Hypercom Corporation Headquarters, 8888 East Raintree Drive, Suite 300, Scottsdale, Arizona 85260, on February 24, 2011, at 9:00 am, Arizona time, and at any adjournment or adjournments thereof, with all the powers the undersigned would possess if present.

IF YOU RETURN YOUR PROPERLY EXECUTED PROXY, WE WILL VOTE YOUR SHARES AS YOU DIRECT. IF YOU DO NOT SPECIFY ON YOUR PROXY CARD HOW YOU WANT TO VOTE YOUR SHARES, WE WILL VOTE THEM FOR PROPOSALS IN ITEMS 1 AND 2, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

Top of the Schedule

IMPORTANT INFORMATION

    In connection with the proposed transaction, VeriFone has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (Registration No. 333-171324) that includes a proxy statement/prospectus of Hypercom relating to the proposed transaction.  The proxy statement/prospectus has been mailed to the stockholders of Hypercom. Investors are urged to read the registration statement and the proxy statement/prospectus (and all amendments and supplements thereto) that is part of the registration statement and any other relevant documents filed with the SEC when they become available because they contain important information about VeriFone, Hypercom and the proposed transaction. You will be able to obtain, without charge, copies of the registration statement, including the proxy statement/prospectus, as well as other filed documents containing information about VeriFone and Hypercom, at the website maintained by the SEC (www.sec.gov) when they become available.  Copies of VeriFone’s filings may also be obtained without charge from VeriFone at VeriFone’s website (www.verifone.com) or by directing a request in writing to VeriFone Systems, Inc., Attention: Investor Relations, 2099 Gateway Place, Suite 600, San Jose, California 95110, by phone to (408) 232-7979 or by email to ir@verifone.com. Copies of Hypercom’s filings may be obtained without charge from Hypercom at Hypercom’s website (www.hypercom.com) or by directing a request in writing to Hypercom Corporation, 8888 East Raintree Drive, Suite 300, Attention: Investor Relations, Scottsdale, Arizona 85260, by phone to (480) 642-5000 or by email to stsujita@hypercom.com.

    VeriFone, Hypercom and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Hypercom stockholders in respect of the proposed transaction.  Information regarding VeriFone’s directors and executive officers is available in VeriFone’s Annual Report on Form 10-K for the fiscal year ended October 31, 2010, filed with the SEC on December 21, 2010.  Information regarding Hypercom’s directors and executive officers is set forth in the proxy statement/prospectus contained in the Registration Statement on Form S-4/A filed by VeriFone on January 10, 2011. Information regarding Hypercom’s directors and executive officers is also available in Hypercom’s Annual Report on Form 10-K and Form 10-K/A for the fiscal year ended December 31, 2009, filed with the SEC on March 12, 2010 and December 1, 2010, respectively, and the proxy statement for Hypercom’s 2010 annual meeting of stockholders filed with the SEC on April 26, 2010.